Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

c/o Wells Fargo Capital Finance, LLC

2450 Colorado Avenue, Suite 3000 West

Santa Monica, CA 90404

Dated as of July 31, 2012, and effective as of July 30, 2012

SABA SOFTWARE, INC.

2400 Bridge Parkway

Redwood Shores, CA 94065

Attn: Elaine Kitagawa

Fax No.: (650) 581-2545

Re:	Extension under Credit Agreement

Ladies and Gentlemen:

Reference is made to: (i) that certain CREDIT AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) dated as of June 27, 2011 by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), and SABA SOFTWARE, INC., a Delaware corporation (“Borrower”), (ii) that certain Extension under Credit Agreement Letter (the “First Extension Letter”) dated as of April 13, 2012 by and between Lender and Borrower, (iii) that certain Second Extension under Credit Agreement Letter (the “Second Extension Letter”) dated as of May 31, 2012 by and between Lender and Borrower, and (iv) that certain Third Extension under Credit Agreement Letter (the “Third Extension Letter”) dated as of June 28, 2012 by and between Lender and Borrower. All initially capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.

Extension of Quarterly Delivery Deadline

Pursuant to the Third Extension Letter, on or before July 31, 2012 (the “Third Extended Quarterly Delivery Deadline”), Borrower shall deliver to Lender (i) copies of the Form 10-Q report for Borrower’s fiscal quarter ended February 29, 2012 filed by Borrower with the United States Securities and Exchange Commission or any successor agency and, (ii) concurrently therewith, the consolidating financial statements of Borrower, prepared by Borrower, to include balance sheets, income statements, statements of retained earnings and statements of cash flows, and a duly completed Compliance Certificate executed by a senior financial officer of Borrower, in each case, for such fiscal quarter (the “Quarterly Deliverables”).

Borrower has requested that Lender extend the Third Extended Quarterly Delivery Deadline to August 31, 2012. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Third Extended Quarterly Delivery Deadline to August 31, 2012 (the “Fourth Extended Quarterly Delivery Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Quarterly Deliverables by the Fourth Extended Quarterly Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

Extension of the Business Plan Delivery Deadline

Pursuant to Section 5.03(g) of the Credit Agreement, on or before July 30, 2012 (the “Business Plan Delivery Deadline”), Borrower shall deliver to Lender copies of Borrower’s business plan, in the form provided to Borrower’s board of directors, and with underlying assumptions which are reasonable under the circumstances, for the forthcoming fiscal year, quarter by quarter, certified by the senior financial officer of Borrower as being such officer’s good faith estimate of the financial performance of Borrower during the period covered thereby (the “Business Plan Deliverables”).

Borrower has requested that Lender extend the Business Plan Delivery Deadline to August 31, 2012. Lender is willing to grant the extension requested by Borrower. Accordingly, Lender hereby extends the Business Plan Delivery Deadline to August 31, 2012 (the “Extended Business Plan Delivery Deadline”). Failure of Borrower to deliver or cause to be delivered to Lender the Business Plan Deliverables by the Extended Business Plan Delivery Deadline shall constitute an immediate Event of Default, unless otherwise waived in writing in accordance with the Credit Agreement prior to such time.

This letter shall not, except as expressly provided herein, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Lender under the Credit Agreement or the other Loan Documents, and shall not, except as expressly provided herein, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents. Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances.

This letter shall constitute a Loan Document.

Very Truly Yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Daniel Morihiro
Name:	Daniel Morihiro
Title:	Director

[SIGNATURE PAGE TO EXTENSION LETTER]

Acknowledged, agreed and accepted this 31st day of July, 2012:

SABA SOFTWARE, INC., a Delaware corporation, as Borrower

By:	/s/ Pete Williams
Name: Pete Williams
Title: EVP

[SIGNATURE PAGE TO EXTENSION LETTER]